UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2020

CHANTICLEER HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35570	20-2932652
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7621 Little Avenue, Suite 414

Charlotte, North Carolina 28226

(Address of principal executive offices)

Registrant’s telephone number, including area code: (704) 366-5122

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value	BURG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 3.02 Unregistered Sales of Equity Securities.

As previously reported on Current Report on Form 8-K dated February 6, 2020, Chanticleer Holdings Inc., a Delaware corporation (“Chanticleer” or the “Company”) entered into a Securities Purchase Agreement for the sale of up to 1,500 shares of a new series of convertible preferred stock of Chanticleer (the “Series 2 Preferred Stock”) with an institutional investor for gross proceeds to Chanticleer of up to $1,500,000. On February 11, 2020, the first closing of this transaction occurred. The Company sold 1,000 shares of Series 2 Preferred Stock for gross proceeds to the Company of $1,000,000.

The transaction is exempt from registration pursuant to Section 4(a)(2) of the Securities Act and/or Rule 506 promulgated under Regulation D of the Securities Act and corresponding provisions of state securities laws on the basis that (i) the offering was made through direct communication and did not include any general advertising or general solicitation (ii) the sophistication of the offeree and financial ability to bear risks (iii) the extensive disclosure provided by Chanticleer to the offeree.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Series 2 Preferred Stock has the following designations, rights and preferences, more fully set forth in the Certificate of Designations filed with the Secretary of State of Delaware (the “Certificate of Designations”):

Stated Value. Each share of Series 2 Preferred Stock has a stated value if $1,000.

Preferred Return. The investor is guaranteed a return on investment equal to at least 125% of the stated value of the Series 2 Preferred Stock.

True-Up. In the event that the proceeds received by the holder from the sale of all the shares of the common stock, par value $0.0001 per share of Chanticleer (the “Chanticleer Common Stock”) underlying the Series 2 Preferred Stock (“conversion shares”) does not equal at least 125% of the stated value of the Series 2 Preferred Stock, on the first trading day after the six month anniversary of their issuance, the newly created subsidiary of the Company (the “Spin-Off Entity”) which will hold the current restaurant operations, including all assets and liabilities, of the Company, the equity of which will be distributed out to the stockholders of the Company as contemplated by that certain Agreement and Plan of Merger dated October 10, 2019, as amended (the “Merger Agreement”), by and among the Company, Biosub Inc. and Sonnet BioTherapeutics, Inc. (“Sonnet”), shall pay the holder an amount in cash equal to the dollar value of 125% of the stated value of the Series 2 Preferred Stock less the proceeds previously realized by the holder from the sale of the conversion shares, net of brokerage commissions and any other fees incurred by the holder in connection with the sale of any conversion shares (“True-Up Payment”). A segregated cash account will be maintained until the True-Up Payment is paid in full. The True-Up Payment will be paid by the Spin-Off Entity out of (i) the proceeds from the exercise by Spin-Off Entity of the warrants to purchase shares of the Company’s common stock to be held by the Spin-Off Entity after the consummation of the transactions contemplated by the Merger Agreement (the “merger”) or (ii) the segregated cash account. Nonpayment of the True-Up Payment when it is due will trigger default interest rate of 18% per annum.

Mandatory Redemption. If the merger is not completed within six months of issuance of the Series 2 Preferred Stock, Chanticleer will redeem all the outstanding Series 2 Preferred Stock for 125% of the aggregate stated value of the Series 2 Preferred Stock then outstanding plus any default interest and any other fees or liquidated damages then due and owing thereon under the Certificate of Designations.

Conversion at Option of Holder/ Beneficial Ownership Limitation. The Series 2 Preferred Stock is convertible at the option of holder at the lesser of (i) $1.00 (subject to adjustment for forward and reverse stock splits, recapitalizations and the like) or (ii) 90% of the five day average volume weighted average price of the common, provided the conversion price has a floor of $0.50 (subject to adjustment for forward and reverse stock splits, recapitalizations and the like) (the “Floor Conversion Price”). Conversion is subject to a beneficial ownership limitation of 4.99%. This limitation may be increased by the holder up to 9.99%, with 61 days’ notice.

Forced Conversion. Chanticleer may require the holder to convert up to 1,400 shares of Series 2 Preferred Stock upon delivery of notice three days prior to the merger, subject to the beneficial ownership limitation and applicable Nasdaq rules. Shares of Series 2 Preferred Stock that are not converted will automatically be exchanged for an equal number of shares of a series or class of preferred stock of Spin-Off Entity, on substantially the same terms.

No Dividends. No dividends shall be declared or paid on the Series 2 Preferred Stock.

Liquidation Preference. Upon any liquidation, dissolution or winding-up of Chanticleer, the holder shall be entitled to receive out of the assets, whether capital or surplus, an amount equal to 125% of the stated value plus any default interest and any other fees or liquidated damages then due and owing thereon under the Certificate of Designations, for each share of Series 2 Preferred Stock before any distribution or payment shall be made to the holders of Chanticleer Common Stock.

Voting Rights. The holder of Series 2 Preferred Stock shall vote together with the holders of Chanticleer Common Stock as a single class on an as-converted basis on all matters presented to the holders of Chanticleer Common Stock and shall vote as a separate class on all matters presented to the holders of Series 2 Preferred Stock. In addition, without the approval of the holder, Chanticleer will not, (i) except with respect to the transactions contemplated by the Merger Agreement, sell all or substantially all of its assets, merge or consolidate with another entity or voluntarily liquidate or dissolve the corporation, (ii) alter or change the rights, preferences or privileges of the Series 2 Preferred Stock, (iii) authorize or create any class of stock ranking as to dividends, redemption or distribution of assets upon a liquidation senior to, or otherwise pari passu with, the Series 2 Preferred Stock, (iv) amend its certificate of incorporation or other charter documents in any manner that adversely affects any rights of the holder, (v) increase the number of authorized shares of Series 2 Preferred Stock, (vi) except with respect to the transactions contemplated by the Merger Agreement (including redemption of Series 1 Preferred Stock of Chanticleer at closing of the merger, as contemplated by the Merger Agreement), redeem any shares of capital stock of the company (other than any redemption of securities from officers or employees of the company pursuant to existing contractual arrangements with such officers or employees or in connection with the termination of their employment) or (vii) enter into any agreement with respect to any of the foregoing.

Triggering Events. Breach of Chanticleer’s obligations and other circumstances set forth in the Certificate of Designation will trigger a redemption event.

Anti-Dilution. The Certificate of Designations provides for customary adjustments in the event of dividends or stock splits and anti-dilution protection.

The foregoing summaries of the terms of the Certificate of Designation is subject to, and qualified in its entirety by, such document, which is incorporated by reference herein.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 14, 2019, the staff of Nasdaq listing qualifications (“Staff”) notified the Company that, based on the previous 30 consecutive business days, the Company’s common stock no longer met the minimum $1 bid price per share requirement. Therefore, in accordance with the Nasdaq listing rules, the Company was provided 180 calendar days, or until February 10, 2020, to regain compliance.

Chanticleer’s common stock has not regained compliance with the minimum $1 bid price per share requirement. However, Staff has determined that Chanticleer is eligible for an additional 180 calendar day period, or until August 10, 2020, to regain compliance. The determination is based on Chanticleer meeting the continued listing requirement for market value of publicly held shares and all other applicable requirements for initial listing on the Capital Market with the exception of the bid price requirement, and Chanticleer’s written notice of its intention to cure the deficiency during the second compliance period by effecting a reverse stock split, if necessary. If at any time during this additional time period the closing bid price of Chanticleer’s common stock is at least $1 per share for a minimum of 10 consecutive business days, the Staff will provide written confirmation of compliance and this matter will be closed. If Chanticleer chooses to implement a reverse stock split, it must complete the split no later than ten business days prior to the expiration date in order to timely regain compliance.

Item 8.01 Other Events.

On February 14, Chanticleer announced its special meeting of stockholders to approve the proposals related to the merger will be held on March 18, 2020, at 9:00 a.m., local time, at the offices of Lowenstein Sandler LLP located at One Lowenstein Drive, Roseland, NJ 07068, unless postponed or adjourned to a later date. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

3.1	Form of Certificate of Designation of the Series 2 Preferred Stock (incorporated by reference to Exhibit 3.1(i) to the Company’s Registration Statement on Form S-4 filed with the SEC on February 7, 2020).

99.1	Press Release of Chanticleer Holdings Inc. dated February 14, 2020

Additional Information about the Proposed Merger and Where to Find It

In connection with the proposed merger, Chanticleer has filed relevant materials with the Securities and Exchange Commission, or the SEC, including a registration statement on Form S-4 that has been filed and contained a proxy statement/prospectus/information statement, and which registration statement was declared effective on February 11, 2020. A definitive proxy statement/prospectus/information statement was filed on February 11, 2020, and is expected to be mailed to stockholders on February 14, 2020. INVESTORS AND SECURITY HOLDERS OF CHANTICLEER AND SONNET ARE URGED TO READ THESE MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CHANTICLEER, SONNET AND THE PROPOSED MERGER. The proxy statement, prospectus and other relevant materials (when they become available), and any other documents filed by Chanticleer with the SEC, may be obtained free of charge at the SEC website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Chanticleer by directing a written request to: Chanticleer Holdings, c/o Michael D. Pruitt, Chief Executive Officer, 7621 Little Avenue, Suite 414, Charlotte, NC 28226. Investors and security holders are urged to read the proxy statement, prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger.

This report shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities in connection with the proposed merger shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

Chanticleer and its directors and executive officers and Sonnet and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Chanticleer in connection with the proposed transaction under the rules of the SEC. Information about the directors and executive officers of Chanticleer and their ownership of shares of Chanticleer’s Common Stock is set forth in its Annual Report on Form 10-K for the year ended December 31, 2018, which was filed with the SEC on April 1, 2019, and in subsequent documents filed with the SEC, including the proxy statement/prospectus referred to above. Additional information regarding the persons who may be deemed participants in the proxy solicitations and a description of their direct and indirect interests in the proposed merger, by security holdings or otherwise, will also be included in the joint prospectus/proxy statement and other relevant materials to be filed with the SEC when they become available. These documents are available free of charge at the SEC web site (www.sec.gov) and from the Chief Executive Officer at Chanticleer at the address described above.

Forward-Looking Statements

This report contains forward-looking statements based upon Chanticleer’s and Sonnet’s current expectations. This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Chanticleer and Sonnet generally identify forward-looking statements by terminology such as “may,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar words. These statements are only predictions. Chanticleer and Sonnet have based these forward-looking statements largely on their then-current expectations and projections about future events and financial trends as well as the beliefs and assumptions of management. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond each of Chanticleer’s and Sonnet’s control. Chanticleer’s and Sonnet’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to: (i) risks associated with Chanticleer’s ability to obtain the shareholder approval required to consummate the proposed merger transaction and the timing of the closing of the proposed merger transaction, including the risks that a condition to closing would not be satisfied within the expected timeframe or at all or that the closing of the proposed merger transaction will not occur; (ii) the outcome of any legal proceedings that may be instituted against the parties and others related to the Merger Agreement; (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement, (iv) unanticipated difficulties or expenditures relating to the proposed merger transaction, the response of business partners and competitors to the announcement of the proposed merger transaction, and/or potential difficulties in employee retention as a result of the announcement and pendency of the proposed merger transaction; and (v) those risks detailed in Chanticleer’s most recent Annual Report on Form 10-K and subsequent reports filed with the SEC, as well as other documents that may be filed by Chanticleer from time to time with the SEC. Accordingly, you should not rely upon forward-looking statements as predictions of future events. Neither Chanticleer nor Sonnet can assure you that the events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. The forward-looking statements made in this communication relate only to events as of the date on which the statements are made. Except as required by applicable law or regulation, Chanticleer and Sonnet undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Chanticleer Holdings, Inc.,
a Delaware corporation
(Registrant)

Date: February 18, 2020	By:	/s/ Michael D. Pruitt
	Name:	Michael D. Pruitt
	Title:	Chief Executive Officer